EARNINGS PER SHARE DATA	12 Months Ended
Oct. 27, 2013
EARNINGS PER SHARE DATA
EARNINGS PER SHARE DATA

NOTE C

EARNINGS PER SHARE DATA

The reported net earnings attributable to the Company were used when computing basic and diluted earnings per share for all years presented. A reconciliation of the shares used in the computation is as follows:

(in thousands)	2013	2012	2011
Basic weighted-average shares outstanding	264,317	263,466	266,394
Dilutive potential common shares	5,907	5,425	5,521
Diluted weighted-average shares outstanding	270,224	268,891	271,915

For fiscal years 2013, 2012, and 2011, a total of 0.4 million, 2.2 million, and 0.7 million weighted-average outstanding stock options, respectively, were not included in the computation of dilutive potential common shares since their inclusion would have had an antidilutive effect on earnings per share.